# cryptyde™

CORPORATE OVERVIEW 2023

NASDAQ:TYDE

# Disclaimer

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS IN THIS PRESENTATION OTHER THAN STATEMENTS OF HISTORICAL FACT COULD BE DEEMED FORWARD LOOKING. WORDS SUCH AS “PLANS,” “EXPECTS,” “WILL,” “ANTICIPATES,” “CONTINUE,” “EXPAND,” “ADVANCE,” “DEVELOP” “BELIEVES,” “GUIDANCE,” “TARGET,” “MAY,” “REMAIN,” “PROJECT,” “OUTLOOK,” “INTEND,” “ESTIMATE,” “COULD,” “SHOULD,” AND OTHER WORDS AND TERMS OF SIMILAR MEANING AND EXPRESSION ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, ALTHOUGH NOT ALL FORWARD-LOOKING STATEMENTS CONTAIN SUCH TERMS. FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT’S CURRENT BELIEFS AND ASSUMPTIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENT AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION: THE POTENTIAL THAT THE EXPECTED BENEFITS OF CRYPTYDE’S ACQUISITION OF FOREVER 8, LLC (“FOREVER 8”) ARE NOT ACHIEVED; CRYPTYDE’S INABILITY TO SUCCESSFULLY ACHIEVE ITS 2023 CORPORATE PRIORITIES; FOREVER 8’S AND FERGUSON CONTAINERS, INC.’S INABILITY TO IMPLEMENT ITS BUSINESS PLAN; ACHIEVEMENT OF THE EXPECTED BENEFITS OF CRYPTYDE’S SPIN-OFF FROM VINCO VENTURES, INC.; TAX TREATMENT OF THE SPIN-OFF; MARKET AND OTHER CONDITIONS; THE RISKS THAT THE ONGOING COVID-19 PANDEMIC MAY DISRUPT CRYPTYDE’S BUSINESS MORE SEVERELY THAN IT HAS TO DATE OR MORE SEVERELY THAN ANTICIPATED; UNEXPECTED COSTS, CHARGES OR EXPENSES THAT REDUCE CRYPTYDE’S CAPITAL RESOURCES; CRYPTYDE’S INABILITY TO RAISE ADEQUATE CAPITAL TO FUND ITS BUSINESS, INCLUDING THE BUSINESS OF FOREVER 8 AND FERGUSON CONTAINERS, INC.; CRYPTYDE’S INABILITY TO INNOVATE AND ATTRACT USERS FOR CRYPTYDE’S PRODUCTS; FUTURE LEGISLATION AND RULEMAKING NEGATIVELY IMPACTING DIGITAL ASSETS; AND SHIFTING PUBLIC AND GOVERNMENTAL POSITIONS ON DIGITAL ASSET MINING ACTIVITY. GIVEN THESE RISKS AND UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF OTHER RISKS AND UNCERTAINTIES, AND OTHER IMPORTANT FACTORS, ANY OF WHICH COULD CAUSE CRYPTYDE’S, FOREVER 8’S AND FERGUSON CONTAINERS, INC.’S ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SEE CRYPTYDE’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC), INCLUDING THE SECTION TITLED “RISK FACTORS” IN CRYPTYDE’S REGISTRATION STATEMENT ON FORM 10, AS AMENDED, FILED WITH THE SEC ON MAY 13, 2022, AND CRYPTYDE’S REGISTRATION STATEMENT ON FORM S-1, AS AMENDED, FILED WITH THE SEC ON NOVEMBER 14, 2022. ALL INFORMATION IN THIS PRESENTATION IS AS OF THE DATE OF THE PRESENTATION, AND CRYPTYDE UNDERTAKES NO DUTY TO UPDATE THIS INFORMATION OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF SUCH STATEMENTS TO REFLECT FUTURE EVENTS OR DEVELOPMENTS, EXCEPT AS REQUIRED BY LAW.

# Mission

**To identify and acquire businesses with untapped potential and develop strategies to scale them to new heights. Through focused execution and a commitment to innovation, we expect to drive significant growth and value for our portfolio companies and shareholders.**

# Committed to Growth and Innovation.

Cryptyde is focused on driving growth and innovation through the strategic acquisition and management of technology. Its subsidiaries include Forever 8, a cash flow management platform for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs. With a mission to identify and acquire businesses with untapped potential and develop strategies to scale them to new heights, Cryptyde is dedicated to delivering value to customers and shareholders. The company believes that by staying focused on its priorities and embracing innovation, it is well-positioned for success.



# OUR TEAM



## Brian McFadden
CHIEF EXECUTIVE OFFICER

Mr. McFadden is responsible for managing the company's operations, and for identifying opportunities to increase profitability and promote long-term growth. Prior to this role, he served as Chief Strategy Officer for a publicly traded company, where he identified disruptive assets to expand the company's portfolio.



## Brett Vroman
CHIEF FINANCIAL OFFICER

As CFO, Mr. Vroman is responsible for Cryptyde's financial operations, including budget development and management, financial statement preparation, and reporting to shareholders and the board of directors. He is a Certified Public Accountant (inactive) with prior experience as CFO at a NASDAQ publicly traded company, as well as with BDO USA, LLP and Smart and Associates, LLP.



## Kevin O'Donnell
EXECUTIVE CHAIRMAN

Mr. O'Donnell is the Chairman of Cryptyde, and the founder of Poptop Partners, a boutique operating and investment firm. He has experience as an early-stage investor in various industries, including hospitality, beverage, cannabis, hemp, and technology.



## Sheamia Smith
CHIEF OF STAFF

Ms. Smith serves as Chief of Staff, responsible for streamlining daily operations and serving as a bridge between the executive office and various business lines. With experience in multiple industries including entertainment, technology, construction, staffing, and consumer products, Ms. Smith has held similar roles for a NASDAQ-traded company and a private equity firm. Prior to that, she worked at Bloomberg and Radio One.



## Phillip A. McFillin
GENERAL COUNSEL

Mr. McFillin serves as Cryptyde's General Counsel, responsible for managing the company's legal affairs. He has over 25 years' experience representing individuals and private and public companies, as an attorney, consultant and general counsel, in a wide range of matters from complex, multi-district litigation to business matters involving venture capital, M&A and other investment transactions.

# OUR BOARD

## Kevin O'Donnell

EXECUTIVE CHAIRMAN

Mr. O'Donnell has served as the Chairman of the Board since October 13, 2021. Mr. O'Donnell founded Poptop Partners, LLC, a boutique operating and investment firm, and has been an early-stage investor in multiple industries including hospitality, beverage, cannabis, hemp and technology.

## Brian McFadden

BOARD MEMBER

Mr. McFadden has been a member of the Board since October 2021, and is currently the CEO of Cryptyde. He is responsible for managing the company's overall operations and for identifying opportunities to increase profitability and promote long-term growth.

## Mary Ann Halford

BOARD MEMBER

Ms. Halford has served as a member of the Board since October 13, 2021. She is currently a Partner in the Telecommunications, Media, and Technology ("TMT") strategy consultancy Altman Solon. Ms. Halford brings to TYDE over 30 years of experience as both an operator and consultant to the global media and entertainment industry.

## Frank Jennings

BOARD MEMBER
COMPENSATION COMMITTEE CHAIR
NOMINATING COMMITTEE CHAIR

Mr. Jennings has served as a member of the Board since October 13, 2021. Mr. Jennings brings to TYDE 30 years of experience in business development and management of sales professionals in a variety of technology-adjacent industries.

## Louis Foreman

BOARD MEMBER
AUDIT COMMITTEE CHAIR

Mr. Foreman has served as a member of the Board since October 13, 2021. Mr. Foreman is the founder and Chief Executive of Eventys, an integrated product design and engineering firm. Over the past 34 years, Louis has created 10 successful start-ups. Mr. Foreman brings to TYDE significant experience with start-ups and knowledge of intellectual property matters.

# Cryptyde Corporate Priorities for 2023

## Revenue Focused Growth

Prioritize opportunities that will drive revenue and success, including expanding into new markets, launching new products or services, and acquiring complementary businesses.

## Efficient Capital Acquisition

Seek out partnerships, investment, or debt financing to increase access to capital and enable scaling of the business.

## SaaS Product Development

Offer features from the Forever 8 platform as a service and leverage existing infrastructure to launch new products and platforms, driving revenue and profitability.

## Strategic Acquisitions

Consider potential acquisitions and partnerships that align with long-term goals and provide growth opportunities.

## Monitor and Adjust

Stay competitive and well-positioned for growth by continuously monitoring market conditions and adjusting strategy as needed.

# Wholly-Owned Subsidiaries

forever8

Forever 8's cash flow management solution empowers small to medium-sized businesses to grow without traditional capital limitations. We believe that with this solution, these businesses can unlock their potential and achieve success.

FERGUSON CONTAINERS

Since 1966 Ferguson Containers has provided complete logistical solutions for product and packaging needs. With a focus on high quality packaging and corrugated display solutions, it creates cost effective products from its US based manufacturing facility.



# forever8

## We don't lend money. We provide a high-growth supply solution.

Our data driven platform allows resellers and entrepreneurs the opportunity to manage their growth effectively without the concern of inventory capital. Through Forever 8's capital deployment and predictive inventory management solutions, the reseller can focus on its brand and sales and let the Forever 8 platform handle the rest.

**Accelerating small to medium-sized business growth with cash-flow management and inventory solutions.**

PROBLEM

# E-commerce sellers struggle with success

E-commerce sellers often face the challenge of managing their inventory as their business grows and their products become more popular. It can be difficult to find the right balance between overstocking and understocking, which can lead to poor cash flow with available cash being utilized for physical inventory. Often this problem can be exacerbated by the fact that sellers have to pay for their inventory upfront, leaving them with less cash on hand to use for other business needs.

By using a cash flow management solution like Forever 8's platform, e-commerce sellers can unlock their cash from their inventory, allowing them to have the cash flow of a drop shipper and focus on growing their business without traditional capital limitations.

## Traditional financing problems:

- Board Seat
- Personal Guarantees
- Credit Checks
- Equity Dilution

THE PRODUCT

# Cash Flow Management Platform: Data Driven Capital Solution

- **Quick decision and turnaround time**
- **No credit check or personal guarantee required**
- **Unlimited inventory purchasing ability**
- **Inventory available for sale, when needed, where needed**
- **Multi-channel capabilities, including Amazon, Shopify, and more**


forever8
Connect All Your Platforms
Amazon
Big Commerce
Ebay
Etsy
Magento
Prestashop
Shopify
Square
Squarespace
Stripe
Wix
Woo Commerce

THE PRODUCT

# Cash Flow Management Platform: Predictive Inventory Solution

- **Order optimization for efficient delivery and reorder**
- **Detailed tracking of sales, returns, losses, missing and damaged goods**
- **Logistics integration for full inventory visibility**
- **Inventory projections assisting with seasonality, color, sizes and other variations**



Orders
Frank's Fishing Fittings
Purchase Order Summary
Request a New Order
All Orders
47
Completed
35
Pending Request
TIPTAP HIGH SUPPLIER...
4 SKUs
NINS SA SUPLIER...
2 SKUs
Purchase Orders
Supplier Name
Order Date
SKU Title
Tracking ID
Order Total
Status
TIPTAP HIGH SUPPLIER... 12 Aug 2022 - 12:25 am Pink Fishing Net 9348fjr73 $25,000.00
NINS SA SUPLIER... 12 Aug 2022 - 12:25 am Blue Under Wat... 9348fjr73 $195,000.00
FRIX MANUFACT... 12 Aug 2022 - 12:25 am Green Scuba Ma... 9348fjr73 $15,000.00 Pending
FRIX MANUFACT... 12 Aug 2022 - 12:25 am Red Scuba Ma... 9348fjr73 $15,000.00
NINS SA SUPLIER... 12 Aug 2022 - 12:25 am Purple Under Wa... 9348fjr73 $25,000.00
TIPTAP HIGH SUPPLIER... 12 Aug 2022 - 12:25 am Green Fishing Net 9348fjr73 $125,000.00
FRIX MANUFACT... 12 Aug 2022 - 12:25 am Blue Scuba Ma... 9348fjr73 $12,000.00
FRIX MANUFACT... 12 Aug 2022 - 12:25 am Pink Scuba Ma... 9348fjr73 $19,000.00 PENDING
NINS SA SUPLIER... 12 Aug 2022 - 12:25 am Red Under Wat... 9348fjr73 $100,000.00
TIPTAP HIGH SUPPLIER... 12 Aug 2022 - 12:25 am Yellow Fishing N... 9348fjr73 $25,000.00

GROWTH STRATEGY

# Targeting an aggressive scalable plan

## 1 Capital Allocation

Data driven capital allocation balancing top line and bottom line growth.

## 2 Efficient Capital

Leveraging efficient capital such as debt based financing Forever 8 can increase its customer base.

## 3 Increase SKUs and Outlets

Increasing SKUs and product distribution outlets drives top line growth.

## 4 SaaS Platform

Service based platform model allowing lower barrier for consumers to realize the benefit of Forever 8


FERGUSON
CONTAINERS

# Today's Packaging Solutions for Tomorrow's Needs

Ferguson Containers helps businesses of all sizes create custom packaging solutions for their products, utilizing the expertise and experience of the senior management team. The Company specializes in using environmentally-friendly materials, including 100% post-consumer recycled materials, and handles the delivery of its products through our own transportation rather than relying on third parties. Its goal is to provide efficient and effective packaging solutions for its customers.

**We handle every aspect of packaging solutions from start to finish.**

SERVICES

FERGUSON CONTAINERS

# The Packaging Business

# Your Everyday Packaging Solutions, Reimagined

Ferguson Containers, Inc. manufactures and sells custom packaging for a variety of products. Senior management has more than 100 years of combined experience marketing, producing, and delivering packaging materials. When production is complete, it typically ships the product using its own trucks rather than relying on a common carrier.

### Design, Sampling & Manufacturing

Creating and developing customized solutions for your packaging needs.

### Sustainable Packaging

Packaging solutions that honor the planet and client goals simultaneously.

### Fulfillment, Logistics & Shipping

Strategic distribution solutions that support e-commerce, B2C and B2B industries.

### Custom Displays

Producing eye-catching display solutions that are as unique as the client's business.

# Targeting an aggressive scalable plan

## 1 Customer Acquisition

Acquire new customers to expand revenue opportunities.

## 2 Equipment Ugrades

Upgrade equipment to allow for a wider variety of products and services to be offered at greater velocity.

## 3 Facility Improvements

Enhance Ferguson Container's manufacturing facility to increase efficiency.

## 4 Increase Reach

Expand supplier network to increase geographic reach.

**Cryptyde is focused on growth and innovation through the strategic acquisition and management of technology. Its subsidiaries, Forever 8 and Ferguson Containers, provide a range of products and services that empower businesses to grow and thrive. The company is excited to see what the future holds and is confident that with a focus on its corporate priorities, it will achieve success.**

> **"The only limit to our growth is the amount of value we create for others."**
>
> BRIAN MCFADDEN, CEO
> CRYPTYDE, INC.

EMAIL

**hello@cryptyde.com**

INVESTORS

**investors@cryptyde.com**

ADDRESS

**200 9th Avenue North, Suite 220**
**Safety Harbor, FL 34695**

cryptyde™